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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 21, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                 UNI-MARTS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                    1-11556                25-1311379
------------------------------- --------------------- -------------------------
(State or other jurisdiction of      (Commission           (I.R.S. Employer
        incorporation)               File Number)         Identification No.)


                             477 EAST BEAVER AVENUE
                          STATE COLLEGE, PA 16801-5690
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                    (Address of principal executive offices)



                                 (814) 234-6000
                    ----------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

On February 21, 2002, Uni-Marts Inc., a Delaware corporation, announced the approval of all proposals submitted to stockholders at the Annual Meeting of Stockholders held on that date. A copy of the press release is attached as
Exhibit 99 hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

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EXHIBIT NO.             DESCRIPTION
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         99             Press release dated February 21, 2002
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 1, 2002                      UNI-MARTS INC.


                                          By: /s/ Henry D. Sahakian
                                              ---------------------------------
                                              Name: Henry D. Sahakian
                                              Title: Chairman of the Board



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EXHIBIT INDEX


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EXHIBIT NO.             DESCRIPTION
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         99             Press release dated February 21, 2002
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